SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                         SEC Only (as permitted
                                         by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                          DDL ELECTRONICS, INC.
            ----------------------------------------------
           (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, $.01 par value per share, of DDL Electronics, Inc. ("DDL Common Stock")

(2) Aggregate number of securities to which transaction applies: 9,000,000 shares of DDL Common Stock to be issued in exchange for all the outstanding shares of Common Stock of Jolt Technology, Inc.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The average of the high and low prices of DDL Common Stock, as reported by the New York Stock Exchange for December 17, 1997, was $.78 per share.

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[X] Fee paid previously with preliminary materials:  $1,404

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                        [LOGO OF DDL ELECTRONICS, INC.]
                             DDL ELECTRONICS, INC.
                               2151 ANCHOR COURT
                NEWBURY PARK, CALIFORNIA  91320 (805) 376-9415

               NOTICE CONCERNING THE ANNUAL STOCKHOLDERS MEETING


                                                               June 17, 1998

Dear DDL Stockholder:

     The annual stockholders meeting of DDL Electronics, Inc. scheduled for June 26, 1998 will be adjourned before any business is conducted and will be reconvened on Monday, June 29, 1998 at 8:00 a.m. Pacific time.

      At the reconvened meeting on June 29, stockholders will vote on the proposals set forth in DDL's Proxy Statement, and management will present a general informational overview of the Company. The reconvened meeting on June 29 will be held at DDL's corporate offices located at 2151 Anchor Court, Newbury Park, California 91320.

     The adjournment of the meeting to June 29, 1998, which is in accordance with New York Stock Exchange rules, will allow stockholders additional time to cast their votes.

     Under separate cover, you should have already received proxy materials and voting instructions for the annual meeting. If you have not already done so, please mark, sign, date and return your proxy card promptly so that your vote will be received prior to the meeting. Your proxy is revocable and will not affect your right to vote in person in the event you attend the reconvened meeting on June 29, 1998.

     If you plan to attend the reconvened annual stockholders meeting in person on June 29, 1998, please RSVP by calling DDL toll free at 1-877-376-2595. Also, if you have any questions regarding the annual meeting schedule, please call Rick Vitelle toll free at 1-877-376-2595, extension 142. Thank you.

                              Very truly yours,


                              /s/ Richard K. Vitelle
                              ---------------------------------
                              Richard K. Vitelle
                              Vice President and Secretary